                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 20, 2002


                               OmniSky Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
    (Commission File Number)                (IRS Employer Identification Number)



                                       N/A
                    (Address of Principal Executive Offices)


                                       N/A
              (Registrant's Telephone Number, Including Area Code)


                           OmniSky Plan Administrator
                             c/o FTI Consulting Inc.
                               199 Fremont Street
                         San Francisco, California 94105
                             Attn: Andrew Hinkelman
                          Address of Plan Administrator


                   One Market Street, Spear Tower, Suite 3600
                         San Francisco, California 94105
          Former name or former address, if changed since last report
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ITEM 5. OTHER EVENTS

      On November 20, 2002, OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., reorganized debtors, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
01-33127-SFM-11 and 01-33128-SFM-11 (Jointly Administered), filed a monthly operating report for the month of October 2002 with the United States Bankruptcy Court for the Northern District of California in San Francisco, California, a copy of which is filed herewith as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.


     Exhibit
     Number                             Description
     ------                             -----------

      99.1     Chapter 11 Monthly Operating Report for October 2002 filed on
               November 20, 2002 by OmniSky Corporation, OmniSky International,
               LLC, Norway Acquisition Corporation and NomadIQ, Inc., reorganized debtors, in chapter 11 case nos. 01-33125-SFM-11
               (Lead Case), 01-33126-SMF-11, 01-33127-SFM-11 and 01-33128-SFM-11
               (Jointly Administered), with the United States Bankruptcy Court for the Northern District of California in San Francisco,
               California.
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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 22, 2002                   OMNISKY CORPORATION


                                   By:    /s/ Paul J. Weber
                                          --------------------------------------

                                   Name:  Paul J. Weber
                                          --------------------------------------

                                   Title: Plan Administrator
                                          --------------------------------------
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                                  EXHIBIT INDEX



Exhibit
Number                             Description
------                             -----------

99.1           Chapter 11 Monthly Operating Report for October 2002 filed on November
               20, 2002 by OmniSky Corporation, OmniSky International, LLC, Norway
               Acquisition Corporation and NomadIQ, Inc., reorganized debtors, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
               01-33127-SFM-11 and 01-33128-SFM-11 (Jointly Administered), with the
               United States Bankruptcy Court for the Northern District of California
               in San Francisco, California.